enstargroup.com ENSTAR GROUP LIMITED Investor Financial Supplement December 31, 2020

| enstargroup.com 2 Page Explanatory Notes 3 Financial Highlights 5 Book Value Per Share 6 Book Value & Share Price Performance 7 Summary Balance Sheets 8 Summary Earnings Statements 9 Earnings Per Share 10 Non-GAAP Operating Income 11 Non-life Run-off Reserve / Claims Savings 12 Investment Composition - GAAP 13 Investment Performance - GAAP 14 Investment Composition - Non-GAAP 15 Investment Composition - Non-GAAP Reconciliation 16 Capital Position & Credit Ratings 17 Results by Segment 18 Table of Contents

| enstargroup.com 3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. A market leader in completing legacy acquisitions, Enstar has acquired over 100 companies and portfolios since its formation in 2001. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of U.S. Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This investor financial supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Non-GAAP Operating Income (Loss) Attributable to Enstar Ordinary Shareholders In addition to presenting net earnings (loss) attributable to Enstar ordinary shareholders and diluted earnings (loss) per ordinary share determined in accordance with U.S. GAAP, we believe that presenting non-GAAP operating income (loss) attributable to Enstar ordinary shareholders and diluted non-GAAP operating income (loss) per ordinary share, both of which are non- GAAP financial measures as defined in SEC Regulation G, provides investors with valuable measures of our performance. Non-GAAP operating income (loss) is net earnings attributable to Enstar ordinary shareholders excluding: (i) net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed included in net earnings (loss), (ii) change in fair value of insurance contracts for which we have elected the fair value option, (iii) gain (loss) on sale of subsidiaries, if any, (vi) net earnings (loss) from discontinued operations, if any, (v) tax effect of these adjustments where applicable, and (vi) attribution of share of adjustments to noncontrolling interest where applicable. We eliminate the impact of net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed and change in fair value of insurance contracts for which we have elected the fair value option because these items are subject to significant fluctuations in fair value from period to period, driven primarily by market conditions and general economic conditions, and therefore their impact on our earnings is not reflective of the performance of our core operations. We eliminate the impact of gain (loss) on sale of subsidiaries and net earnings (loss) from discontinued operations because these are also not reflective of the performance of our core operations. Diluted Non-GAAP operating income (loss) per ordinary share is diluted net earnings per ordinary share excluding the per diluted share amounts of each of the adjustments used to calculate non-GAAP operating income (loss). We believe these non-GAAP measures enable readers of our consolidated financial statements to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. We believe that presenting these non-GAAP financial measures, which may be defined and calculated differently by other companies, improves the understanding of our consolidated results of operations. These measures should not be viewed as substitutes for those calculated in accordance with U.S. GAAP. Reserve / Claims Savings - Non-GAAP Reserve / Claims Savings is a non-GAAP measure calculated using components of amounts determined in accordance with U.S. GAAP and disclosed in our quarterly and annual U.S. GAAP consolidated financial statements. Reserve / Claims Savings is calculated by adding (i) the reduction (increase) in estimates of net ultimate losses relating to prior periods, included in net incurred losses and LAE, and (ii) the reduction (increase) in estimates of ultimate net defendant asbestos and environmental (“Defendant A&E”) liabilities relating to prior periods, included in other income (expense). Because the reduction (increase) in estimates of ultimate Defendant A&E liabilities for prior periods is presented as a component of other income (expense) in our consolidated statement of earnings, there is not a U.S. GAAP measure that is directly comparable to Reserve/Claims Savings presented on a non-GAAP basis. However, we believe Reserve / Claims Savings provides investors with a meaningful measure of claims management performance within our Non-life Run-off segment that is consistent with management’s view of the business because it combines the reduction (increase) in estimates of net ultimate losses related to our direct exposure to certain acquired asbestos and environmental liabilities with the reduction (increase) in estimates of net ultimate losses related to liabilities that we have insured. See “Non-life Run-off Reserve / Claim Savings” on page 12 for further information.

| enstargroup.com 4 Explanatory Notes (continued) Investment Composition - Non-GAAP In certain instances, U.S. GAAP requirements result in classifications of our investment assets that may not correspond to management’s view of the underlying economic exposure of a particular investment. As such, we have prepared a non-GAAP view of our invested assets based on our assessment of the underlying economic exposure of each investment, which is consistent with the manner in which management views our investment portfolio composition. GAAP requires, in part, that invested assets be classified based upon the legal form of the investment without regard to the underlying economic exposure. Management’s view “looks through” the legal form of an investment and aggregates the classification based upon the underlying economic exposure of each investment. For example: 1. Enstar has certain private equity funds, privately held equity (which are direct investments in companies), private credit funds and real estate equity funds that are collectively held in a limited partnership. U.S. GAAP requires that the investment be classified as “Private equity funds” within “Other Investments.” For management reporting purposes, we disaggregate private equity funds, privately held equity, private credit funds and real estate equity funds and present them separately based on the underlying investment. 2. Enstar has certain public equity investments that are held directly on its balance sheet and some that are held in a fund. U.S. GAAP requires that the investment on our balance sheet be classified as “Equities” in our financial statements. Public equity held in fund format is classified as “Equity funds” within “Other Investments”. For management reporting purposes, we have aggregated all directly held public equity and public equity funds into one line item “Equities.” 3. Enstar has certain investments in public shares of exchange traded funds (“ETF”) where the underlying exposure of the ETF is an investment in investment grade fixed income securities. U.S. GAAP requires that the investment be classified as “Equities”. For management reporting, we have classified the investment as “Bond/loan funds.” 4. Enstar has certain investments in public equity investments where the underlying investments are CLO mezzanine debt. For management reporting purposes, we have classified these investments as “Bond/loan funds.” 5. Enstar has certain investments in direct CLO equities and some in fund format. For management reporting purposes, we have aggregated all CLO equities into one line item of “CLO equities.” Underwriting Ratios In presenting our results for the Atrium and StarStone segments, we discuss the loss ratio, acquisition expense ratio, operating expense ratio, and the combined ratio of our active underwriting operations within these segments. Management believes that these ratios provide the most meaningful measure for understanding our underwriting profitability. These measures are calculated using U.S. GAAP figures presented on the statements of earnings for both Atrium and StarStone. The loss ratio is calculated by dividing net incurred losses and LAE by net premiums earned. The acquisition expense ratio is calculated by dividing acquisition costs by net premiums earned. The operating expense ratio is calculated by dividing operating expenses by net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the operating expense ratio. Cautionary Statement This investor financial supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including the ongoing COVID-19 pandemic and the related uncertainty and volatility in the financial markets. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our Form 10-K for the year ended December 31, 2020 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

Financial Highlights

ENSTAR

	Three Months Ended		Twelve Months Ended	
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Key Earnings Metrics				
Net earnings attributable to Enstar ordinary shareholders	$ 822,599	$ 193,839	$ 1,719,344	$ 902,175
Non-GAAP operating income attributable to Enstar ordinary shareholders (1)	$ 747,881	$ 216,813	$ 1,552,101	$ 557,968
Basic net earnings per ordinary share	$ 38.24	$ 9.02	$ 79.78	$ 42.00
Diluted net earnings per ordinary share	$ 37.79	$ 8.89	$ 78.80	$ 41.43
Diluted non-GAAP operating income per ordinary share (1)	$ 34.36	$ 9.94	$ 71.14	$ 25.62
Key Non-life Run-off Metric				
Reduction in estimates of net ultimate losses - prior periods	$ 46,661	$ 88,604	$ 127,116	$ 219,085
Reduction in estimates of ultimate net defendant A&E liabilities - prior periods	27,834	4	103,166	4,263
Total Non-life Run-off reserve / claims savings (1)	$ 74,495	$ 88,608	$ 230,282	$ 223,348
Key Investment Return Metrics				
Net investment income	$ 61,530	$ 76,847	$ 302,817	$ 308,271
Net realized gains	63,957	36,828	178,851	86,071
Net unrealized gains, trading	739,510	116,649	1,463,168	925,895
Total investment return included in net earnings	$ 864,997	$ 230,324	$ 1,944,836	$ 1,320,237
Unrealized gains (losses), on fixed income securities, AFS, net of reclassification adjustments excluding FX	25,276	(2,603)	69,005	(1,872)
Total investment return	$ 890,273	$ 227,721	$ 2,013,841	$ 1,318,365
Total investable assets	$ 17,265,865	$ 14,066,874	$ 17,265,865	$ 14,066,874
Annualized investment book yield	2.00 %	2.83 %	2.53 %	2.80 %
Investment return included in net earnings	5.36 %	1.69 %	12.99 %	9.78 %
Total investment return	5.51 %	1.67 %	13.45 %	9.77 %
Earnings from equity method investments	$ 85,844	$ 11,722	$ 238,569	$ 55,910
Key Shareholder Metrics				
Ordinary shareholders' equity	$ 6,164,395	$ 4,332,183	$ 6,164,395	$ 4,332,183
Total Enstar shareholders' equity	$ 6,674,395	$ 4,842,183	$ 6,674,395	$ 4,842,183
Basic book value per ordinary share	$ 286.45	$ 201.39	$ 286.45	$ 201.39
Fully diluted book value per ordinary share	$ 281.20	$ 197.93	$ 281.20	$ 197.93
Change in fully diluted book value per ordinary share	16.0 %	4.8 %	42.1 %	26.9 %
Annualized GAAP return on opening ordinary shareholder equity	62.0 %	18.8 %	39.7 %	26.6 %
Ordinary shares repurchased under repurchase program:				
Shares	3,816	—	178,280	—
Cost	$ 617	$ —	$ 26,006	$ —
Average price per share	$ 161.64	$ —	$ 145.87	$ —
Total ordinary shares outstanding	21,519,602	21,511,505	21,519,602	21,511,505
Fully diluted ordinary shares outstanding	21,993,598	21,989,971	21,993,598	21,989,971
Key Balance Sheet Metrics				
Total assets	$ 21,647,284	$ 19,826,099	$ 21,647,284	$ 19,826,099
Debt obligations	$ 1,373,259	$ 1,191,207	$ 1,373,259	$ 1,191,207
Total liabilities	$ 14,593,844	$ 14,530,957	$ 14,593,844	$ 14,530,957
Total investable assets to ordinary shareholders' equity	2.80x	3.25x	2.80x	3.25x
Debt to total capitalization attributable to Enstar	17.1 %	19.7 %	17.1 %	19.7 %

(1) Non-GAAP financial measure, refer to the explanatory notes on Page 3 for further details.

| enstargroup.com

5

Book Value Per Share

	December 31, 2020		December 31, 2019	
Numerator:				
Total Enstar shareholder's equity	$	6,674,395	$	4,842,183
Less: Series D and E preferred shares		510,000		510,000
Total Enstar ordinary shareholders' equity (A)		6,164,395		4,332,183
Proceeds from assumed conversion of warrants[1]		20,229		20,229
Numerator for fully diluted book value per ordinary share calculations (B)	$	6,184,624	$	4,352,412
Denominator:				
Ordinary shares outstanding (C) [2]		21,519,602		21,511,505
Effect of dilutive securities:				
Share-based compensation plans [3]		298,095		302,565
Warrants[1]		175,901		175,901
Fully diluted ordinary shares outstanding (D)		21,993,598		21,989,971
Book value per ordinary share:				
Basic book value per ordinary share = (A) / (C)	$	286.45	$	201.39
Fully diluted book value per ordinary share = (B) / (D)	$	281.20	$	197.93

[1] There are warrants outstanding to acquire 175,901 Series C Non-Voting Ordinary Shares for an exercise price of $115.00 per share, subject to certain adjustments (the "Warrants"). The Warrants were issued in April 2011 and expire in April 2021. The Warrant holder may, at its election, satisfy the exercise price of the Warrants on a cashless basis by surrender of shares otherwise issuable upon exercise of the Warrants in accordance with a formula set forth in the Warrants.

[2] Ordinary shares outstanding includes voting and non-voting shares but excludes ordinary shares held in the Enstar Group Limited Employee Benefit Trust (the "EB Trust") in respect of awards made under our Joint Share Ownership Plan, a sub-plan to our Amended and Restated 2016 Equity Incentive Plan (the "JSOP").

[3] Share-based dilutive securities include restricted shares, restricted share units, and performance share units ("PSUs"). The amounts for PSUs, and for ordinary shares held in the EB Trust in respect of the JSOP, are adjusted at the end of each period end to reflect the latest estimated performance multipliers for the respective awards. The JSOP shares did not have a dilutive effect as at December 31, 2020.

Growth in Fully Diluted Book Value Per Share



$300
$250
$200
$150
$100
$50
$0
$71.68
$82.97
$93.30
$105.20
$119.22
$129.65
$143.68
$159.19
$155.94
$197.93
$281.20
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

| enstargroup.com

6

| enstargroup.com 7 Book Value & Share Price Performance (1) Source: S&P Market Intelligence Comparison of 10 Year Cumulative Total Return & Fully Diluted BVPS Enstar Fully Diluted BVPS ESGR Share Price (1) S&P 500 (1) S&P Insurance Index (1) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 (50)% —% 50% 100% 150% 200% 250% 300% 350%

Summary Balance Sheets

ENSTAR

	December 31, 2020	September 30, 2020	December 31, 2019
ASSETS			
Short-term and fixed maturity investments, trading	$ 4,600,021	$ 5,006,775	$ 6,194,825
Short-term and fixed maturity investments, AFS	3,658,895	3,161,647	1,666,387
Funds held - directly managed	1,074,890	1,066,639	1,187,552
Other investments, including equities	5,090,829	4,358,029	3,244,752
Equity method investments	832,295	516,795	326,277
Total investments	15,256,930	14,109,885	12,619,793
Cash and restricted cash	1,373,116	1,197,322	971,349
Premiums receivable	405,793	450,977	491,511
Reinsurance balances recoverable	2,089,163	1,881,656	2,181,134
Insurance balances recoverable	249,652	365,288	448,855
Funds held by reinsured companies	635,819	657,490	475,732
Other assets	925,533	951,482	1,162,955
Assets held for sale	711,278	2,156,488	1,474,770
TOTAL ASSETS	$ 21,647,284	$ 21,770,588	$ 19,826,099
LIABILITIES			
Losses and loss adjustment expenses	$ 10,593,282	$ 10,300,884	$ 9,868,404
Defendant asbestos and environmental liabilities	706,329	754,037	847,685
Insurance and reinsurance balances payable	494,412	581,615	420,546
Debt obligations	1,373,259	1,447,908	1,191,207
Other liabilities	942,905	820,717	994,584
Liabilities held for sale	483,657	1,653,343	1,208,531
TOTAL LIABILITIES	14,593,844	15,558,504	14,530,957
COMMITMENTS AND CONTINGENCIES			
REDEEMABLE NONCONTROLLING INTEREST	365,436	376,731	438,791
SHAREHOLDERS' EQUITY			
Ordinary shareholders' equity [(1)]	6,164,395	5,310,885	4,332,183
Series D & E preferred shares	510,000	510,000	510,000
Total Enstar shareholders' equity	6,674,395	5,820,885	4,842,183
Noncontrolling interest	13,609	14,468	14,168
TOTAL SHAREHOLDERS' EQUITY	6,688,004	5,835,353	4,856,351
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND SHAREHOLDERS' EQUITY	$ 21,647,284	$ 21,770,588	$ 19,826,099

[(1)] Ordinary shareholders' equity includes voting ordinary shares, non-voting convertible ordinary Series C and Series E shares, Series C preferred shares, treasury shares, joint share ownership plan voting ordinary shares, additional paid-in capital, accumulated other comprehensive income and retained earnings.

| enstargroup.com

8

Summary Earnings Statements

ENSTAR

	Three Months Ended				Twelve Months Ended			
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019	
INCOME								
Net premiums earned	$	108,146	$	185,336	$	572,092	$	804,047
Fees and commission income		14,121		9,522		42,446		28,453
Net investment income		61,530		76,847		302,817		308,271
Net realized and unrealized gains		803,467		153,477		1,642,019		1,011,966
Other income		33,371		21,702		101,132		37,070
		1,020,635		446,884		2,660,506		2,189,807
EXPENSES								
Net incurred losses and LAE		76,248		48,068		415,926		614,179
Acquisition costs		38,202		78,417		171,020		240,609
General and administrative expenses		142,393		116,780		501,479		413,084
Interest expense		16,872		13,519		59,308		52,541
Net foreign exchange (gains) losses		15,018		12,185		16,393		(7,912)
EARNINGS BEFORE INCOME TAXES		731,902		177,915		1,496,380		877,306
Income tax benefit (expense)		1,468		12,893		(23,827)		(12,372)
Earnings from equity method investments		85,844		11,722		238,569		55,910
NET EARNINGS FROM CONTINUING OPERATIONS		819,214		202,530		1,711,122		920,844
Net earnings (loss) from discontinued operations, net of income taxes		15,441		(4,666)		16,251		7,375
NET EARNINGS		834,655		197,864		1,727,373		928,219
Net (earnings) loss attributable to noncontrolling interest		(3,131)		4,900		27,671		9,870
NET EARNINGS ATTRIBUTABLE TO ENSTAR		831,524		202,764		1,755,044		938,089
Dividends on preferred shares		(8,925)		(8,925)		(35,700)		(35,914)
NET EARNINGS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$	822,599	$	193,839	$	1,719,344	$	902,175
COMPREHENSIVE INCOME								
NET EARNINGS	$	834,655	$	197,864	$	1,727,373	$	928,219
Other comprehensive income (loss), net of income taxes:								
Unrealized gains (losses) arising during the period, net of reclassification adjustments		12,984		(1,447)		74,526		(998)
Cumulative currency translation adjustment, net of reclassification adjustment		(2,069)		1,962		(2,069)		(2,428)
Decrease in defined benefit pension liability		1,152		994		1,152		42
Total other comprehensive income (loss)		12,067		1,509		73,609		(3,384)
Comprehensive income		846,722		199,373		1,800,982		924,835
Comprehensive loss attributable to noncontrolling interest		3,588		5,073		27,550		9,985
COMPREHENSIVE INCOME ATTRIBUTABLE TO ENSTAR	$	850,310	$	204,446	$	1,828,532	$	934,820

| enstargroup.com

9

Earnings Per Share

ENSTAR

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019
Numerator:				
Earnings attributable to Enstar ordinary shareholders:				
Net earnings from continuing operations [(1)]	$ 815,543	$ 196,591	$ 1,711,810	$ 897,825
Net earnings (loss) from discontinued operations [(2)]	7,056	(2,752)	7,534	4,350
Net earnings attributable to Enstar ordinary shareholders:	822,599	193,839	1,719,344	902,175
Denominator:				
Weighted-average ordinary shares outstanding — basic [(3)]	21,512,574	21,500,512	21,551,408	21,482,617
Effect of dilutive securities:				
Share equivalents:				
Share-based compensation plans [(4)]	185,993	233,542	208,293	227,878
Warrants	68,667	74,738	58,593	64,571
Weighted-average ordinary shares outstanding — diluted	21,767,234	21,808,792	21,818,294	21,775,066
Earnings (loss) per ordinary share attributable to Enstar:				
Basic:				
Net earnings from continuing operations	$ 37.91	$ 9.15	$ 79.43	$ 41.80
Net earnings (loss) from discontinued operations	0.33	(0.13)	0.35	0.20
Net earnings per ordinary share	$ 38.24	$ 9.02	$ 79.78	$ 42.00
Diluted:				
Net earnings from continuing operations	$ 37.47	$ 9.02	$ 78.45	$ 41.23
Net earnings (loss) from discontinued operations	0.32	(0.13)	0.35	0.20
Net earnings per ordinary share	$ 37.79	$ 8.89	$ 78.80	$ 41.43

[(1)] Net earnings (loss) from continuing operations attributable to Enstar ordinary shareholders equals net earnings (loss) from continuing operations, plus net loss (earnings) from continuing operations attributable to noncontrolling interest, less dividends on preferred shares.

[(2)] Net earnings (loss) from discontinued operations attributable to Enstar ordinary shareholders equals net earnings (loss) from discontinued operations, net of income taxes, plus net loss (earnings) from discontinued operations attributable to noncontrolling interest; refer to Note 5 - "Divestitures, Held-for-Sale Businesses and Discontinued Operations" to our consolidated financial statements included within Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2020 for a breakdown by period.

[(3)] Weighted-average ordinary shares for basic earnings per share includes ordinary shares (voting and non-voting) but excludes ordinary shares held in the EB Trust in respect of JSOP awards.

[(4)] Share-based dilutive securities include restricted shares, restricted share units, and performance share units. Certain share-based compensation awards, including the ordinary shares held in the EB Trust in respect of JSOP awards, were excluded from the calculation for the three and twelve months ended December 31, 2020 because they were anti-dilutive.

| enstargroup.com

10

Non-GAAP Operating Income

ENSTAR

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019
Net earnings attributable to Enstar ordinary shareholders (A)	$ 822,599	$ 193,839	$ 1,719,344	$ 902,175
Adjustments:				
Net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed [1]	(99,187)	43,127	(306,284)	(515,628)
Change in fair value of insurance contracts for which we have elected the fair value option	22,198	(18,196)	119,046	117,181
Gain on sale of subsidiary	(3,375)	—	(3,375)	—
Net (earnings) loss from discontinued operations	(15,441)	4,666	(16,251)	(7,375)
Tax effects of adjustments [2]	8,464	(3,750)	27,534	47,091
Adjustments attributable to noncontrolling interest [3]	12,623	(2,873)	12,087	14,524
Non-GAAP operating income attributable to Enstar ordinary shareholders (B) [4]	$ 747,881	$ 216,813	$ 1,552,101	$ 557,968
Diluted net earnings per ordinary share	$ 37.79	$ 8.89	$ 78.80	$ 41.43
Adjustments:				
Net realized and unrealized (gains) on fixed maturity investments and funds held - directly managed [1]	(4.55)	1.97	(14.04)	(23.68)
Change in fair value of insurance contracts for which we have elected the fair value option	1.02	(0.83)	5.46	5.38
Gain on sale of subsidiary	(0.16)	—	(0.15)	—
Net (earnings) loss from discontinued operations	(0.71)	0.21	(0.74)	(0.34)
Tax effects of adjustments [2]	0.39	(0.17)	1.26	2.16
Adjustments attributable to noncontrolling interest [3]	0.58	(0.13)	0.55	0.67
Diluted non-GAAP operating income per ordinary share [4]	$ 34.36	$ 9.94	$ 71.14	$ 25.62
Weighted average ordinary shares outstanding:				
Basic	21,512,574	21,500,512	21,551,408	21,482,617
Diluted	21,767,234	21,808,792	21,818,294	21,775,066
Opening ordinary shareholders' equity (C)	$ 5,310,885	$ 4,127,800	$ 4,332,183	$ 3,391,933
Annualized GAAP return on opening ordinary shareholders' equity = ((A) / # of Quarters * 4) / (C)	62.0 %	18.8 %	39.7 %	26.6 %

[1] Represents the net realized and unrealized gains and losses related to fixed maturity securities included in net earnings (loss). Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance. Refer to Note 6 - "Investments" to our consolidated financial statements included within Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2020 for further details on our net realized and unrealized gains and losses.
[2] Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.
[3] Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate.
[4] Non-GAAP financial measure, refer to the explanatory notes on page 3 for further details.

enstargroup.com

11

Non-life Run-off Reserve / Claims Savings

ENSTAR

	FS Reference [1]	Three Months Ended December 31, 2020		Three Months Ended December 31, 2019		Twelve Months Ended December 31, 2020		Twelve Months Ended December 31, 2019
Reconciliation of reserve / claims savings to GAAP line items in the Non-life Run-off segment:								
Net incurred losses and LAE:								
Reduction in estimates of net ultimate losses - prior periods (A)	Note 10	$	46,661	$	88,604	$	127,116	$ 219,085
Increase in estimates of net ultimate losses - current period	Note 10		(6,370)		(16,308)		(30,523)	(123,119)
Reduction in provisions for unallocated LAE	Note 10		14,256		19,175		48,765	57,404
Amortization of deferred charge assets and gain liabilities	Note 10		(6,632)		(9,738)		(42,640)	(37,744)
Amortization of fair value adjustments	Note 10		(7,014)		(16,037)		(28,667)	(50,070)
Changes in fair value - fair value option	Note 10		(22,198)		18,196		(119,046)	(117,181)
Net incurred losses and LAE - Non-life Run-off	Note 10	$	18,703	$	83,892	$	(44,995)	$ (51,625)
Other income (expense):								
Change in estimate of net ultimate defendant A&E liabilities - prior periods (B)	Note 11	$	27,834	$	4	$	103,166	$ 4,263
Reduction in estimated future defendant A&E expenses	Note 11		2,999		170		9,126	3,274
Amortization of fair value defendant A&E adjustments	Note 11		3,226		(13,197)		(13,008)	(13,500)
All other income (expense) - Non-life Run-off			(2,206)		32,696		656	40,772
Other income - Non-life Run-off	Note 24	$	31,853	$	19,673	$	99,940	$ 34,809
Non-life Run-off reserve / claims savings:								
Reduction in estimates of net ultimate losses - prior periods = (A)	Note 10	$	46,661	$	88,604	$	127,116	$ 219,085
Reduction in estimates of ultimate net defendant A&E liabilities - prior periods = (B)	Note 11		27,834		4		103,166	4,263
Reserve / claims savings: total reduction in net ultimate losses [2] = (A) + (B)		$	74,495	$	88,608	$	230,282	$ 223,348

[1] Refer to the corresponding note to our consolidated financial statements included within Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2020 for further details.
[2] Non-GAAP financial measure, refer to the explanatory notes on page 3 for further details.

| enstargroup.com

12

Investment Composition - GAAP

ENSTAR

	December 31, 2020		December 31, 2019	
Short-term and fixed maturity investments, trading and AFS and funds held - directly managed				
U.S. government & agency	$ 951,048	5.5 %	$ 696,077	4.9 %
U.K. government	51,082	0.3 %	161,772	1.2 %
Other government	502,153	2.9 %	702,856	5.0 %
Corporate	5,686,732	33.0 %	5,448,270	38.7 %
Municipal	162,669	0.9 %	140,687	1.0 %
Residential mortgage-backed	553,945	3.2 %	400,914	2.9 %
Commercial mortgage-backed	854,090	4.9 %	813,746	5.8 %
Asset-backed	557,460	3.2 %	670,235	4.8 %
Total	9,319,179	53.9 %	9,034,557	64.3 %
Other assets included within funds held - directly managed	14,627	0.1 %	14,207	0.1 %
Equities				
Publicly traded equities	260,767	1.5 %	327,875	2.3 %
Exchange-traded funds	311,287	1.8 %	133,047	0.9 %
Privately held equities	274,741	1.6 %	265,799	1.9 %
Total	846,795	4.9 %	726,721	5.1 %
Other investments				
Hedge funds	2,638,339	15.3 %	1,121,904	8.0 %
Fixed income funds	552,541	3.2 %	481,039	3.4 %
Private equity funds	363,103	2.1 %	323,496	2.3 %
Private credit funds	192,319	1.1 %	—	— %
Equity funds	190,767	1.1 %	410,149	2.9 %
CLO equity funds	166,523	1.0 %	87,509	0.6 %
CLO equities	128,083	0.7 %	87,555	0.6 %
Other	12,359	0.1 %	6,379	0.1 %
Total	4,244,034	24.6 %	2,518,031	17.9 %
Equity method investments	832,295	4.8 %	326,277	2.3 %
Total investments	15,256,930	88.3 %	12,619,793	89.7 %
Cash and cash equivalents (including restricted cash)	1,373,116	8.0 %	971,349	6.9 %
Funds held by reinsured companies	635,819	3.7 %	475,732	3.4 %
Total investable assets	$ 17,265,865	100.0 %	$ 14,066,874	100.0 %
Duration (in years) [1]	4.82		4.86	
Average Credit Rating [1]	A+		A+	

[1] Calculation includes cash and cash equivalents, short-term investments, fixed maturities and the fixed maturities within our funds held - directly managed portfolios at December 31, 2020 and December 31, 2019.

| enstargroup.com

13

Investment Performance - GAAP

ENSTAR

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019
Net investment income:				
Fixed income securities [1]	$ 54,613	$ 69,967	$ 268,743	$ 280,245
Cash and restricted cash	25	1,962	3,571	14,003
Other investments, including equities	12,513	9,986	46,393	28,463
Less: Investment expenses	(5,621)	(5,068)	(15,890)	(14,440)
Total net investment income	**$ 61,530**	**$ 76,847**	**$ 302,817**	**$ 308,271**
Net realized gains (losses):				
Fixed income securities [1]	$ 48,742	$ 35,989	$ 154,425	$ 86,445
Other investments, including equities	15,215	839	24,426	(374)
Total net realized gains	**$ 63,957**	**$ 36,828**	**$ 178,851**	**$ 86,071**
Net unrealized gains (losses):				
Fixed income securities, trading [1]	$ 50,445	$ (79,116)	$ 151,859	$ 429,183
Other investments, including equities	689,065	195,765	1,311,309	496,712
Total net unrealized gains	**$ 739,510**	**$ 116,649**	**$ 1,463,168**	**$ 925,895**
Total investment return included in earnings (A)	**$ 864,997**	**$ 230,324**	**$ 1,944,836**	**$ 1,320,237**
Other comprehensive income (loss):				
Unrealized gains (losses), on fixed income securities, AFS, net of reclassification adjustments excluding foreign exchange (B) [1]	$ 25,276	$ (2,603)	$ 69,005	$ (1,872)
Total investment return = (A) + (B)	**$ 890,273**	**$ 227,721**	**$ 2,013,841**	**$ 1,318,365**
Annualized income from fixed income assets [2]	$ 218,552	$ 287,716	$ 272,314	$ 294,248
Average aggregate fixed income assets, at cost [2][3]	10,912,046	10,161,436	10,753,832	10,518,099
Annualized investment book yield	2.00 %	2.83 %	2.53 %	2.80 %
Average aggregate invested assets, at fair value [3]	$ 16,149,462	$ 13,609,157	$ 14,968,433	$ 13,496,547
Investment return included in net earnings	5.36 %	1.69 %	12.99 %	9.78 %
Total investment return	5.51 %	1.67 %	13.45 %	9.77 %

[1] Fixed income securities includes both trading and AFS short-term and fixed maturity investments as well as funds held - directly managed whereas, fixed income securities, trading excludes AFS investments and fixed income, AFS excludes trading investments.
[2] Fixed income assets includes fixed income securities and cash and restricted cash.
[3] These amounts are an average of the amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

| enstargroup.com

14

| enstargroup.com 15 Composition of investable assets December 31, 2020 December 31, 2019 Fixed maturities $ 9,319,179 54.0% $ 9,034,557 64.2 % Equities 830,600 4.8% 936,876 6.7 % Bond/loan funds 763,140 4.4% 684,691 4.9 % Hedge funds 2,638,339 15.3% 1,121,904 8.0 % Private equities 225,921 1.3% 222,515 1.6 % CLO equities 294,606 1.7% 175,064 1.2 % Private credit 298,597 1.7% 79,248 0.5 % Real estate 39,161 0.2% 23,906 0.2 % Other 465 — % 548 — % Cash and cash equivalents (including restricted cash) 1,373,116 8.0% 971,349 6.9 % Funds held 650,446 3.8% 489,939 3.5 % Total managed cash and investments 16,433,570 95.2% 13,740,597 97.7 % Equity method investments 832,295 4.8% 326,277 2.3 % Total investable assets (2) $ 17,265,865 100.0% $ 14,066,874 100.0% (1) Non-GAAP financial measures, refer to the explanatory notes on page 4 for further details. (2) Agrees to the total investable assets per GAAP on page 13. Investment Composition - Non-GAAP (1)

| enstargroup.com 16 December 31, 2020 December 31, 2019 Equities - GAAP $ 846,795 $ 726,721 Less: Exchange traded funds backed by fixed income securities (156,362) (133,047) Less: Bond fund held in equity format (54,248) (70,605) Plus: Equities held in fund format 190,767 410,149 Plus: Privately held equity in fund format 3,648 3,658 Equities - Non-GAAP 830,600 936,876 Fixed income funds - GAAP 552,541 481,039 Plus: Exchange traded funds backed by fixed income securities 156,362 133,047 Plus: Bond fund held in equity format 54,237 70,605 Bond/loan funds - Non-GAAP 763,140 684,691 Private equity funds - GAAP 363,103 323,496 Less: Private credit held in fund format (106,278) (79,248) Less: Real estate held in fund format (27,256) (18,106) Less: Privately held equity in fund format (3,648) (3,658) Plus: Other — 31 Private equities - Non-GAAP 225,921 222,515 CLO equities - GAAP 128,083 87,555 Plus: CLO equity funds 166,523 87,509 CLO equities - Non-GAAP 294,606 175,064 Private credit funds - GAAP 192,319 — Plus: Private credit held in fund format 106,278 79,248 Private credit - Non-GAAP 298,597 79,248 Funds held by reinsured companies - GAAP 635,819 475,732 Plus: Other assets and liabilities in funds held format 14,627 14,207 Funds held - Non-GAAP 650,446 489,939 Real estate - GAAP — — Plus: Real estate held in fund format 27,256 18,106 Plus: Real estate held in other 11,905 5,800 Real estate - Non-GAAP 39,161 23,906 Short-term and fixed maturity investments, trading and AFS and funds held - directly managed (2) 9,319,179 9,034,557 Other 465 548 Cash and cash equivalents (including restricted cash) 1,373,116 971,349 Hedge Funds 2,638,339 1,121,904 Total managed cash and investments 16,433,570 13,740,597 Equity method investments 832,295 326,277 Total investable assets $ 17,265,865 $ 14,066,874 Investment Composition - Non-GAAP Reconciliation (1) (1) Non-GAAP financial measures, refer to the explanatory notes on page 4 for further details. (2) Agrees to fixed maturities - non-GAAP on page 15.

Capital Position & Credit Ratings

Capital position	December 31, 2020	December 31, 2019	Change
Ordinary shareholders' equity	$ 6,164,395	$ 4,332,183	$ 1,832,212
Series D and E preferred shares	510,000	510,000	—
Total Enstar shareholders' equity (A)	6,674,395	4,842,183	1,832,212
Noncontrolling interest	13,609	14,168	(559)
Total shareholders' equity (B)	6,688,004	4,856,351	1,831,653
Senior notes	843,447	842,216	1,231
Junior subordinated notes	344,812	—	344,812
Revolving credit facility	185,000	—	185,000
Term loan facility	—	348,991	(348,991)
Total debt (C)	1,373,259	1,191,207	182,052
Redeemable noncontrolling interest (D)	365,436	438,791	(73,355)
Total capitalization = (B) + (C) + (D)	$ 8,426,699	$ 6,486,349	$ 1,940,350
Total capitalization attributable to Enstar = (A) + (C)	$ 8,047,654	$ 6,033,390	$ 2,014,264
Debt to total capitalization	16.3 %	18.4 %	(2.1)%
Debt and Series D and E Preferred Shares to total capitalization	22.3 %	26.2 %	(3.9)%
Debt to total capitalization attributable to Enstar	17.1 %	19.7 %	(2.6)%
Debt and Series D and E Preferred Shares to total capitalization available to Enstar	23.4 %	28.2 %	(4.8)%

Credit ratings [1]	Standard and Poor's	Fitch Ratings
Long-term issuer	BBB (Outlook: Stable)	BBB (Outlook: Stable)
Senior notes	BBB	BBB-
Junior subordinated notes	BB+	BB+
Series D preferred shares	BB+	BB+
Series E preferred shares	BB+	BB+

[1] Credit ratings are provided by third parties, Standard and Poor's and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies' websites and other publications.

| enstargroup.com

17

Results by Segment - Quarter to Date

	Three Months Ended December 31, 2020					Three Months Ended December 31, 2019				
	Non-life Run-off	Atrium	StarStone	Other	Total	Non-life Run-off	Atrium	StarStone	Other	Total
Gross premiums written	$ 3,484	$ 51,105	$ 26,560	$ 10,204	$ 91,353	$ (284)	$ 45,854	$ 109,463	$ 19,708	$ 174,741
Net premiums written	$ 590	$ 47,101	$ 6,136	$ 10,203	$ 64,030	$ 1,057	$ 45,110	$ 88,440	$ 19,709	$ 154,316
Net premiums earned	$ 14,672	$ 47,210	$ 41,549	$ 4,715	$ 108,146	$ 26,515	$ 44,194	$ 111,119	$ 3,508	$ 185,336
Net incurred losses and LAE	18,703	(21,223)	(69,479)	(4,249)	(76,248)	83,892	(18,614)	(110,376)	(2,970)	(48,068)
Acquisition costs	(6,951)	(16,376)	(14,771)	(104)	(38,202)	(33,609)	(15,933)	(28,787)	(88)	(78,417)
Operating expenses	(53,873)	(4,321)	(15,468)	—	(73,662)	(60,161)	(4,484)	(7,410)	—	(72,055)
Underwriting income (loss)	(27,449)	5,290	(58,169)	362	(79,966)	16,637	5,163	(35,454)	450	(13,204)
Net investment income (loss)	58,623	1,160	5,818	(4,071)	61,530	68,899	1,549	8,531	(2,132)	76,847
Net realized and unrealized gains	789,043	773	13,651	—	803,467	152,448	731	298	—	153,477
Fees and commission income	6,874	7,247	—	—	14,121	4,620	4,387	515	—	9,522
Other income (loss)	31,853	26	3,518	(2,026)	33,371	19,673	34	(116)	2,111	21,702
Corporate expenses	(49,713)	(7,028)	(2,858)	(9,132)	(68,731)	(23,402)	(3,639)	(7,790)	(9,894)	(44,725)
Interest income (expense)	(18,410)	—	(499)	2,037	(16,872)	(16,356)	—	—	2,837	(13,519)
Net foreign exchange gains (losses)	(13,599)	3,212	(4,631)	—	(15,018)	(10,508)	(503)	(1,179)	5	(12,185)
EARNINGS (LOSS) BEFORE INCOME TAXES	777,222	10,680	(43,170)	(12,830)	731,902	212,011	7,722	(35,195)	(6,623)	177,915
Income tax benefit (expense)	864	(819)	1,423	—	1,468	16,251	(2,103)	(1,255)	—	12,893
Earnings from equity method investments	85,844	—	—	—	85,844	11,722	—	—	—	11,722
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS	863,930	9,861	(41,747)	(12,830)	819,214	239,984	5,619	(36,450)	(6,623)	202,530
NET EARNING (LOSS) FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	—	—	15,441	—	15,441	—	—	(4,666)	—	(4,666)
NET EARNINGS (LOSS)	863,930	9,861	(26,306)	(12,830)	834,655	239,984	5,619	(41,116)	(6,623)	197,864
Net (earnings) loss attributable to noncontrolling interest	1,093	(4,035)	(189)	—	(3,131)	(58)	(2,305)	7,263	—	4,900
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR	865,023	5,826	(26,495)	(12,830)	831,524	239,926	3,314	(33,853)	(6,623)	202,764
Dividends on preferred shares	—	—	—	(8,925)	(8,925)	—	—	—	(8,925)	(8,925)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$ 865,023	$ 5,826	$ (26,495)	$ (21,755)	$ 822,599	$ 239,926	$ 3,314	$ (33,853)	$ (15,548)	$ 193,839
Underwriting ratios:										
Loss ratio		45.0 %	167.2 %				42.1 %	99.3 %		
Acquisition expense ratio		34.7 %	35.6 %				36.1 %	25.9 %		
Operating expense ratio		9.1 %	37.2 %				10.1 %	6.7 %		
Combined ratio		88.8 %	240.0 %				88.3 %	131.9 %		

enstargroup.com

18

Results by Segment - Year to Date

ENSTAR

	Twelve Months Ended December 31, 2020					Twelve Months Ended December 31, 2019				
	Non-life Run-Off	Atrium	StarStone	Other	Total	Non-life Run-Off	Atrium	StarStone	Other	Total
Gross premiums written	$ 5,191	$ 206,656	$ 326,695	$ 13,441	$ 551,983	$ (25,069)	$ 192,373	$ 472,815	$ 18,534	$ 658,653
Net premiums written	$ 2,987	$ 183,194	$ 233,202	$ 13,441	$ 432,824	$ (25,338)	$ 172,356	$ 379,523	$ 18,512	$ 545,053
Net premiums earned	$ 58,695	$ 175,393	$ 318,115	$ 19,889	$ 572,092	$ 168,496	$ 164,059	$ 451,112	$ 20,380	$ 804,047
Net incurred losses and LAE	(44,995)	(87,226)	(266,738)	(16,967)	(415,926)	(51,625)	(77,276)	(469,240)	(16,038)	(614,179)
Acquisition costs	(20,177)	(59,611)	(90,797)	(435)	(171,020)	(73,642)	(56,956)	(109,369)	(642)	(240,609)
Operating expenses	(200,990)	(13,078)	(81,853)	—	(295,921)	(199,756)	(14,452)	(60,627)	—	(274,835)
Underwriting income (loss)	(207,467)	15,478	(121,273)	2,487	(310,775)	(156,527)	15,375	(188,124)	3,700	(325,576)
Net investment income (loss)	282,048	5,542	27,443	(12,216)	302,817	275,236	7,049	34,396	(8,410)	308,271
Net realized and unrealized gains	1,627,526	4,165	10,328	—	1,642,019	968,350	6,195	31,572	5,849	1,011,966
Fees and commission income	19,462	22,984	—	—	42,446	18,293	10,160	—	—	28,453
Other income (expense)	99,940	131	3,734	(2,673)	101,132	34,809	140	329	1,792	37,070
Corporate expenses	(97,727)	(21,522)	(42,011)	(44,298)	(205,558)	(70,689)	(13,825)	(7,790)	(45,945)	(138,249)
Interest income (expense)	(67,195)	—	(2,110)	9,997	(59,308)	(62,055)	—	(475)	9,989	(52,541)
Net foreign exchange gains (losses)	(13,214)	4,327	(10,140)	2,634	(16,393)	9,918	(504)	(1,505)	3	7,912
EARNINGS (LOSS) BEFORE INCOME TAXES	1,643,373	31,105	(134,029)	(44,069)	1,496,380	1,017,335	24,590	(131,597)	(33,022)	877,306
Income tax expense	(17,412)	(4,122)	(902)	(1,391)	(23,827)	(7,250)	(4,033)	(1,004)	(85)	(12,372)
Earnings (loss) from equity method investments	238,569	—	—	—	238,569	56,128	—	(218)	—	55,910
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS	1,864,530	26,983	(134,931)	(45,460)	1,711,122	1,066,213	20,557	(132,819)	(33,107)	920,844
NET EARNINGS FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	—	—	16,251	—	16,251	—	—	7,375	—	7,375
NET EARNINGS (LOSS)	1,864,530	26,983	(118,680)	(45,460)	1,727,373	1,066,213	20,557	(125,444)	(33,107)	928,219
Net (earnings) loss attributable to noncontrolling interest	1,597	(11,059)	37,133	—	27,671	(6,409)	(8,432)	24,711	—	9,870
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR	1,866,127	15,924	(81,547)	(45,460)	1,755,044	1,059,804	12,125	(100,733)	(33,107)	938,089
Dividends on preferred shares	—	—	—	(35,700)	(35,700)	—	—	—	(35,914)	(35,914)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$ 1,866,127	$ 15,924	$ (81,547)	$ (81,160)	$ 1,719,344	$ 1,059,804	$ 12,125	$ (100,733)	$ (69,021)	$ 902,175
Underwriting ratios:										
Loss ratio		49.7 %	83.8 %				47.1 %	104.0 %		
Acquisition expense ratio		34.0 %	28.5 %				34.7 %	24.2 %		
Operating expense ratio		7.5 %	25.8 %				8.8 %	13.5 %		
Combined ratio		91.2 %	138.1 %				90.6 %	141.7 %		

| enstargroup.com

19